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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): March 23, 1999


                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

               Delaware                   333-9532              13-3836437
 -------------------------------        ------------         -------------------
 (State or Other Jurisdiction of        (Commission          (I.R.S. Employer
           Incorporation)               File Number)         Identification No.)

                                245 Park Avenue
                              New York, New York
      ---------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 272-4095

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Item 5.      Other Events.  None.
----         ------------

Item 7.      Financial Statements and Exhibits.
             ---------------------------------

Information and Exhibits.
------------------------

(a)  Financial Statements of businesses acquired.

     Not applicable.

(b)  Pro Forma financial information.

     Not applicable.

(c)  Exhibit No.             Description
     -----------             -----------

         25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference herein).

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BEAR STEARNS ASSET BACKED SECURITIES, INC.




                               By:/s/ Matthew Perkins
                                  ---------------------------------------
                                  Name:   Matthew Perkins
                                  Title:  Managing Director



Dated:  March 23, 1999

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                                Exhibit Index
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Exhibit                                                                  Page
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25   Form T-1..............................................................5